Supplement dated June 16, 2015 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2015

Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  This supplement describes changes to the Vanguard ETFs available through the Subaccounts of your VAROOM variable annuity.  Please retain this supplement for future reference.

In Part 1 — Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the total operating expenses charged by the Vanguard REIT Index Fund, ETF Shares, shown in the table has changed.

In the table of gross annual Fund expenses(1) as a percentage of average net assets in each Fund, the following new information replaces the current information for the Fund listed.  All other information in this table remains the same:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Vanguard REIT Index Fund, ETF Shares	0.09%	0.00%	0.03%	0.00%	0.12%

(1) The Fund’s expenses were provided by the Fund.  We have not verified the information independently.  Current or future expenses may be greater or less than those shown.  More details concerning the Fund’s fees and expenses are contained in the prospectus for the Fund.

In Part 3 — Your Investment Options, in the section titled “The Fund Families and the Funds” the paragraphs indicated below are supplemented with the following information:

Vanguard Emerging Markets Stock Index Fund, ETF Shares

The board of trustees of Vanguard Emerging Markets Stock Index Fund has approved the adoption of the FTSE Emerging Markets All Cap China A Inclusion Index as the new target index for the fund, replacing the FTSE Emerging Index. The new index will add small-capitalization equity securities and China A-Shares to the Fund’s portfolios.  The Fund is expected to begin implementation of the change in the third or fourth quarter of 2015. To protect the Fund from the potential for harmful “front running” by traders, the exact timing of the index change will not be disclosed to investors. In the meantime, the Fund will continue seeking to track its current index.

Vanguard Developed Markets Index Fund, ETF Shares

The board of trustees of Vanguard Developed Markets Index Fund has approved the adoption of the FTSE Developed All Cap ex US Index as the new target index for the Fund, replacing the FTSE Developed ex North America Index. The board has also approved the addition of the Canadian market to the Fund’s investment objective. The new index will add small-capitalization and Canadian equity securities to the Fund’s portfolio. The Fund is expected to begin implementation of the change in the third or fourth quarter of 2015.  To protect the Fund from the potential for harmful “front running” by traders, the exact timing of the index change will not be disclosed to investors. In the meantime, the Fund will continue seeking to track its current index.

For more information about the ETFs, including the risks of investing, refer to the Fund’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.